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           SUPPLEMENT DATED OCTOBER 25, 2005 TO THE PROSPECTUS DATED
          MAY 1, 2005 OF THE DIVERSIFIED INVESTORS VARIABLE FUNDS AND
               THE DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

DIVERSIFIED INVESTORS VARIABLE FUNDS HIGH QUALITY BOND SUBACCOUNT

     The following information replaces the information regarding the average maturity of the High Quality Bond Portfolio in the Prospectus dated May 1, 2005:

     The dollar-weighted average effective maturity of the Portfolio generally does not exceed three years under normal circumstances. Dollar-weighted average effective maturity is a measure, as estimated by the Fund's portfolio manager, of the length of time the average security in a bond fund will mature or be redeemed by its issuer. This measure may take into account mortgage prepayments, puts, and adjustable coupons.

Form No. 2892 (Rev. 10/05)                                              33-73734
                                                                       333-08543